UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 4, 2018

INNERSCOPE HEARING TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-209341	46-3096516
(Commission File Number)	(IRS Employer Identification No.)

2151 Professional Drive, 2nd Floor Roseville, CA	95661
(Address of principal executive offices)	(Zip code)

(916) 218-4100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On August 8, 2018, InnerScope Hearing Technologies, Inc. (the “Company”) issued in the aggregate 19,020,000 shares of its Common Stock. The shares were issued as follows; 6,340,000 shares to the Company’s CEO and director, Matthew Moore (“Matthew’), 6,340,000 shares to the Company’s CFO and director, Kimberly Moore (“Kimberly”) and 6,340,000 shares to the Company’s Chairman, Mark Moore (“Mark”), in consideration of Matthew, Kimberly and Mark each exchanging 3,170,000 shares of Series A Preferred Stock. The issuances of the shares were made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as there was no general solicitation, and the transaction did not involve a public offering. The shares of common stock were issued as the replacement for the shares cancelled by Matthew, Mark and Kimberly on June 4, 2018, as described in the Company’s Current Report on Form 8-k filed on June 8, 2018, and summarized below.

On June 4, 2018, InnerScope Hearing Technologies, Inc. (the “Company”) issued in the aggregate 9,510,000 shares of its Series A Preferred Stock. The shares were issued as follows; 3,170,000 shares to Matthew, 3,170,000 shares to Kimberly and 3,170,000 shares to Mark, in consideration of Matthew, Kimberly and Mark each cancelling 6,340,000 shares of common stock.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 7, 2018 the Company filed Amended and Restated Articles of Incorporation (the “Amendment”) with the Nevada Secretary of State, pursuant to which the Company increased the authorized shares of capital stock of the Company to 515,000,000, of which 490,000,000 has been designated as common stock, par value $0.001 and 25,000,000 shares have been designated as preferred stock, par value $0.001 (the “Preferred Stock”), which such Preferred Stock shall be issuable in such series, and with such designations, rights and preferences as the Board of Directors may determine from time to time

The Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1*	Certificate of Amendment of Amended and Restated Articles of Incorporation as filed with the Nevada Secretary of State on August 7, 2018

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2018

INNERSCOPE HEARING TECHNOLOGIES, INC.

By: /s/ Matthew Moore

Matthew Moore

Chief Executive Officer